UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 13, 2008
Oilsands Quest Inc.
(Exact name of registrant as specified in its charter)

Colorado	001-32994	98-0461154

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

205, 707– 7th Avenue S.W. Calgary, Alberta, Canada		T2P 3H6

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (403) 263-1623
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 13, 2008, Oilsands Quest Inc. (the “Company”) issued a press release announcing that the Company signed a memorandum of understanding with the Northern Village of La Loche, Saskatchewan. A copy of the May 13, 2008 press release is attached to this report and incorporated herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release dated May 13, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oilsands Quest Inc. (Registrant)

Date: May 15, 2008	/s/ Karim Hirji Name: Karim Hirji
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 13, 2008.